            WARRANT  AGREEMENT  dated as of March 7, 2002  between  The  Quigley
Corporation,  a Nevada corporation (the "Company") and Forrester Financial, LLC, a New Jersey limited liability company (hereinafter referred to variously as the
"Holder" or "Forrester").

                               W I T N E S E T H:

            WHEREAS,  the  Company and  Forrester  have  entered  into a certain
Consulting  Agreement  of  even  date  herewith   (hereinafter  the  "Consulting
Agreement"),  pursuant  to which  Forrester  or its  designees  are  entitled to receive,  among other things,  warrants ("Warrants") to purchase up to 1,000,000 shares of the  Company's  common  stock,  $.0005  par  value per share  ("Common
Stock");

            WHEREAS,  Forrester  shall  have the right at any time from the date hereof until the one year anniversary of this Agreement to exercise (A) Warrants for up to 500,000  shares of Common Stock at a per share exercise price equal to
$6.50, which Warrants shall be evidenced by the form of warrant certificate (the
"Warrant  Certificate")  attached  hereto as Exhibit A, (B)  Warrants  for up to
250,000  shares of Common  Stock at a per share  exercise  price equal to $8.50, which  Warrants shall be evidenced by the form of Warrant  Certificate  attached hereto as Exhibit B, and (C) Warrants  for up to 250,000  shares of Common Stock at a per share exercise price equal to $11.50, which Warrants shall be evidenced by the form of Warrant Certificate attached hereto as Exhibit C.

            NOW, THEREFORE, in consideration of the premises, the services to be rendered by  Forrester  pursuant to the  Consulting  Agreement,  the  agreements herein set forth and other good and  valuable  consideration,  the  receipt  and sufficiency  of which are hereby  acknowledged,  the  parties  hereto  agrees as follows:

            1. Grant and  Exercise.  The Holder is hereby  granted  the right to purchase up to 1,000,000  shares of Common Stock at any time from March 7, 2002, until the  earlier  to occur of (i) 5:30 p.m.,  New York time,  on March 6, 2003 or (ii) the termination of the Consulting Agreement.

            The  initial  exercise  prices  per share of the  Warrants  shall be
(subject to adjustment as provided in Section 8 hereof) as provided in Section 6 hereof.

            2. Warrant Certificates.  The warrant certificates  delivered and to be  delivered  pursuant  to this  Agreement  shall be in the  form set  forth in
Exhibit A, Exhibit B and Exhibit C attached hereto and made a part hereof,  with such appropriate insertions,  omissions,  substitutions, and other variations as required or permitted by this Agreement.

            3. Exercise of Warrants.  The Warrants  initially are exercisable at the initial  exercise  prices  (subject to  adjustment  as provided in Section 8 hereof)  per share of Common  Stock as set forth in Section 6 hereof  payable by certified  or  official  bank  check  in New York  Clearing  House  funds.  Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly  executed,  together  with  payment of the Exercise  Price (as  hereinafter defined) for the shares of Common Stock  purchased  at the  Company's  principal
offices  in  Pennsylvania   (presently   located  at  621  Shady  Retreat  Road,
Doylestown,  PA 18901) the registered holder of a Warrant Certificate  ("Holder"
or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.  The purchase  rights  represented  by each
Warrant  Certificate  are  exercisable at the option of the Holder  thereof,  in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants),  provided that no exercise may be for fewer than 50,000 shares of
Common  Stock (or such  lesser  number  that may  remain  upon  exercise  of the
Warrants).  Warrants  may be  exercised to purchase all or part of the shares of
Common Stock represented  thereby.  In the case of the purchase of less than all the  shares of Common  Stock  purchasable  under any  Warrant  Certificate,  the
Company shall cancel said Warrant  Certificate  upon the  surrender  thereof and shall  execute  and  deliver a new  Warrant  Certificate  of like  tenor for the balance of the shares of Common Stock.

            4. Issuance of Certificates.  Upon the exercise of the Warrants, the issuance  of  certificates  for  shares  of  Common  Stock or other  securities, properties or rights  underlying such Warrants,  shall be made forthwith (and in any  event  such  issuance  shall be made  within  fifteen  (15)  business  days thereafter) without charge to the Holder thereof including,  without limitation, any tax which may be  payable  in  respect  of the  issuance  thereof,  and such certificates  shall  (subject to the  provisions  of Sections 5 and 7 hereof) be issued  in the name of,  or in such  names as may be  directed  by,  the  Holder thereof;  provided,  however,  that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery  of any such  certificates  in a name other than that of the Holder and the Company shall not be required to issue or deliver such  certificates  unless or until the person or persons  requesting the issuance  thereof shall have paid to the  Company  the  amount  of  such  tax or  shall  have  established  to the satisfaction of the Company that such tax has been paid.

            The  Warrant  Certificates  and the  certificates  representing  the shares of Common Stock (and/or  other  securities,  property or rights  issuable upon exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile  signature of the then present  Chairman or Vice Chairman of the Board of Directors or President or Vice  President of the Company  under its corporate  seal  reproduced  thereon,  attested  to by the  manual or  facsimile signature of the then present  Secretary or Assistant  Secretary of the Company.
Warrant  Certificates  shall be dated the date of  execution by the Company upon initial issuance, division, exchange, substitution or transfer.

            5.  Representations  and  Warranties  of  the  Holders.  The  Holder
represents and warrants to the Company as follows:

            Section 5.1 Investment. The Holder is acquiring the Warrants and the
Common Stock  issuable upon  exercise  thereof for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale in connection with, any  distribution  thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

            Section 5.2  Holder's  Investment  Decision.  The Holder:  (a) is an
"accredited  investor" as that term is defined in Rule 501 of Regulation D under the Securities Act; (b) has been afforded access to current  information and the opportunity  to  ask  questions  of  the  Company's  management  concerning  the
Company's  business,  management and financial affairs,  including the Company's operating  results and liquidity and any  uncertainty  relating to the Company's capitalitzation,  and has received  answers from the Company's  management  with respect  to all  questions  posed  by the  Holder  to  management;  (c) has such knowledge and  experience  in financial and business  matters that the Holder is capable of  evaluating,  and the Holder has  evaluated,  the merits and risks of purchasing the Warrants and the Common Stock issuable upon exercise  thereof and understands that such purchases constitute a highly speculative investment;  and
(d)  has the  financial  ability  to  bear  the  economic  risk of the  Holder's investment in the Warrants and the Common Stock issuable upon exercise  thereof, has adequate  means to sustain a complete  loss of such  investments  and has no need for liquidity in such investments.

            Section  5.3  Regsitration  under  the Act and  Legend.  The  Holder understands and acknowledges that the certificates representing the Warrants and
the  Common  Stock   issuable  upon   exercise   thereof  shall  bear  a  legend
substantially  as follows until (i) such  securities  shall have been registered under the Act and  effectively  been disposed of in accordance with an effective registration  statement  thereunder or (ii) in the opinion of counsel reasonably acceptable to the Company such securities may be sold without registration under the Act as well as any applicable "Blue Sky" or state securities laws:

                        "THE   SECURITIES   EVIDENCED   HEREBY   HAVE  NOT  BEEN
                        REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                        OR  APPLICABLE  STATE  SECURITIES  LAWS,  AND MAY NOT BE
                        SOLD,  PLEDGED  OR  OTHERWISE   TRANSFERRED  WITHOUT  AN
                        EFFECTIVE  REGISTRATION  STATEMENT  UNDER  SUCH  ACT  OR
                        PURSUANT   TO  AN   EXEMPTION   FROM  THE   REGISTRATION
                        REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES
                        LAWS,  SUPPORTED  BY AN OPINION OF  COUNSEL,  REASONABLY
                        SATISFACTORY TO THE COMPANY,  THAT SUCH  REGISTRATION IS
                        NOT REQUIRED."

            6. Exercise Price.

            Section 6.1 Initial and Adjusted Exercise Price. Except as otherwise provided  in  Section  8  hereof,  the  initial  exercise  price  of each of the
Warrants:

            (a) represented in the form of Warrant  Certificate  attached hereto as Exhibit A shall be $6.50 per share of Common Stock;

            (b) represented in the form of Warrant  Certificate  attached hereto as Exhibit B shall be $8.50 per share of Common Stock; and

            (c) represented in the form of Warrant  Certificate  attached hereto as Exhibit C shall be $11.50 per share of Common Stock.

            The adjusted  exercise prices shall be the prices which shall result from time to time from any and all adjustments of the initial exercise prices in accordance with the provisions of Section 8 hereof.

            Section 6.2 Exercise Price.  The term "Exercise  Price" herein shall mean the initial exercise prices or the adjusted exercise prices, depending upon the context.

            7. Registration Rights.

            Section 7.1  Registration  Under the Securtities Act of 1933 on Form
S-3 or Comparable Form. No later than 120 days from the date hereof, the Company shall  prepare  and file  with  the  Securities  and  Exchange  Commission  (the
"Commission")  a registration  statement on Form S-3 or comparable form and such other documents,  including a prospectus,  as may be reasonably necessary in the opinion of counsel for the Company,  so as to permit a public  offering and sale of the Common Stock issuable upon the exercise of the Warrants.

            Section 7.2 Covenants of the Company and the Holder(s)  With Respect
to Registration.  In connection with any registration  under Section 7.1 hereof, each of the Company and of the Holder,  severally and not jointly  covenants and agrees as follows:

            (a) The Company shall pay all costs  (excluding any  underwriting or selling  commissions or other charges of any  broker-dealer  acting on behalf of
Holders), fees and expenses in connection with all registration statements filed pursuant to  Sections  7.1 and 7.2 hereof  including,  without  limitation,  the
Company's  legal  and  accounting  fees,  printing  expenses,  blue sky fees and expenses.

            (b) The Company will take all necessary action which may be required in qualifying or registering  the Common Stock issuable upon the exercise of the
Warrants  included in a  registration  statement for offering and sale under the securities or blue sky laws of the state requested by the Holder.

            (c) The Company  shall  indemnify  the Holder(s) of the Common Stock issuable  upon  the  exercise  of  the  Warrants  to be  sold  pursuant  to  any registration  statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange
Act of 1934,  as amended  ("Exchange  Act"),  against all loss,  claim,  damage,
expense  or   liability   (including   all  expenses   reasonably   incurred  in
investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement;  provided,  however, that the Company will not be liable  in any such  case if and to the  extent  that any such  loss,  claim, damage  or  liability  arises  out of or is based  upon an untrue  statement  or alleged untrue  statement or omission or alleged  omission so made in conformity with information  furnished in writing specifically for use in such registration statement  or  prospectus  by any  Holder,  any such  controlling  person or any underwriter of such registration statement, if any.

            (d) Each Holder of Common  Stock  issuable  upon the exercise of the
Warrants  which  are to be  sold  pursuant  to a  registration  statement  shall indemnify the Company,  each person, if any, who controls the Company within the meaning  of  Section 15 of the Act or Section  20(a) of the  Exchange  Act,  any
underwriter  of such  registration  statement,  if any,  and all  other  selling security  holders selling Common Stock pursuant to such  registration  statement against all loss, claim,  damage,  expense or liability  (including all expenses reasonably  incurred in investigating,  preparing or defending against any claim whatsoever)  to which any of them may become subject under the Act, the Exchange
Act or otherwise, which may arise out of or be based upon an untrue statement or alleged untrue  statement or omission or alleged  omission so made in conformity with  information  furnished by such Holder in writing  specifically  for use in such registration statement or prospectus.

            (e)  Nothing  contained  in this  Agreement  shall be  construed  as requiring the Holder(s) to exercise  their  Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

            (f) The Company shall deliver promptly to each Holder  participating in the offering  requesting the correspondence and memoranda described below and the managing underwriter copies of all correspondence between the Commission and the Company,  its counsel or auditors and all memoranda  relating to discussions with the Commission or its staff with respect to the registration  statement and permit the Holder and  underwriter  to do such  investigation,  upon  reasonable advance  notice,  with respect to  information  contained in or omitted from the
registration   statement  as  it  deems  reasonably  necessary  to  comply  with applicable  securities  laws or rules of the National  Association of Securities
Dealers,  Inc.  ("NASD").  Such  investigation  shall  include  access to books, records and properties and  opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall  reasonably  request as it deems necessary to comply with applicable securities laws or NASD rules.

            8. Adjustments to Exercise and Number of Securities.

            Section 8.1 Stock Split, Stock Divided or Recapitalization.  In case the Company  shall at any time effect a stock split,  stock  dividend or similar capital adjustment to the outstanding shares of Common Stock, the Exercise Price and the number of shares of Common Stock  issuable upon exercise of the Warrants shall  forthwith be adjusted.  At the time of any such  adjustment,  the Company shall  make  appropriate  reserves  to  ensure  the  timely  performance  of its obligations hereunder.

            Section 8.2 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company  with, or into,  another  corporation
(other  than  a   consolidation   or  merger   which  does  not  result  in  any
reclassification  or change of the  outstanding  Common Stock),  the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder of each of the Warrants then outstanding or to be outstanding shall have the right thereafter (until the expiration of such  Warrants) to receive,  upon exercise of such  warrants,  the kind and amount of shares of stock and other securities and property  receivable upon such consolidation or merger, by a holder of the number of shares of Common
Stock  of the  Company  for  which  such  warrants  might  have  been  exercised immediately  prior  to  such  consolidation,  merger,  sale  or  transfer.  Such supplemental  warrant  agreement  shall provide for  adjustments  which shall be identical to the adjustments  provided in this Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

            9. Exchange and  Replacement of Warrant  Certificates.  Each Warrant
Certificate is exchangeable  without expense,  upon the surrender thereof by the registered  Holder at the principal  executive office of the Company,  for a new
Warrant  Certificate  of like tenor and date  representing  in the aggregate the right to purchase the same number of securities in such  denominations  as shall be designated by the Holder thereof at the time of such surrender.

            Upon receipt by the Company of evidence  reasonably  satisfactory to it of the loss,  theft,  destruction  or mutilation of any Warrant  Certificate, and, in case of loss, theft or destruction,  of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable  expenses incidental  thereto,  and upon surrender and  cancellation  of the Warrants,  if mutilated,  the Company will make and deliver a new Warrant  Certificate of like tenor, in lieu thereof.

            10.  Elimination of Fractional  Interests.  The Company shall not be required to issue certificates  representing fractions of shares of Common Stock upon the  exercise of the  Warrants,  nor shall it be required to issue scrip or pay cash in lieu of  fractional  interests,  it being the intent of the  parties that all fractional interests shall be eliminated by rounding any fraction up to the  nearest  whole  number  of  shares  of  Common  Stock or other  securities, properties or rights.

            11. Reservation and Listing of Securities.  The Company shall at all times reserve and keep available out of its  authorized  shares of Common Stock, solely for the  purpose of issuance  upon the  exercise  of the  Warrants,  such number of shares of Common Stock or other  securities,  properties  or rights as shall be issuable upon the exercise  thereof.  The Company  covenants and agrees that,  upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common  Stock and other  securities  issuable  upon such  exercise shall be duly and validly issued, fully paid,  non-assessable and not subject to the  preemptive  rights of any  stockholder.  As long as the  Warrants  shall be outstanding,  the  Company  shall use its best  efforts  to cause all  shares of
Common Stock issuable upon the exercise of the Warrants to be listed (subject to official  notice of  issuance) on all  securities  exchanges on which the Common
Stock  issued to the public in  connection  herewith  may then be listed  and/or quoted.

            12. Notice of Warrant Holders.  Nothing  contained in this Agreement shall be  construed  as  conferring  upon the  Holders  the  right to vote or to consent or to receive  notice as a  stockholder  in respect of any  meetings  of stockholders for the election of directors or any other manner, or as having any rights  whatsoever as a stockholder  of the Company.  If,  however,  at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

            (a) the Company  shall take a record of the holders of its shares of
Common  Stock  for the  purpose  of  entitling  them to  receive a  dividend  or distribution  payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings,  as indicated by the accounting  treatment  of such  dividend  or  distribution  on the  books of the
Company; or

            (b) the Company  shall offer to all the holders of its Common  Stock any additional shares of capital stock of the Company or securities  convertible into or  exchange  for shares of capital  stock of the  Company,  or any option, right or warrant to subscribe therefor; or

            (c) a  dissolution,  liquidation or winding up of the Company (other than  in  connection  with  a  consolidation  or  merger)  or a  sale  of all or substantially  all of its property,  assets and business as an entirety shall be proposed;

            then,  in any one or more of said  events,  the  Company  shall give notice of such  event at least  fifteen  (15) days  prior to the date fixed as a record date or the date of the closing the transfer books for the termination of the  stockholders  entitled  to  such  dividend,  distribution,  convertible  or exchangeable  securities  or  subscription  rights,  or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer  books, as the case may be.
Failure to give such notice or any defect  therein shall not affect the validity of any action taken in connection  with the  declaration  or payment of any such dividend,  or the issuance of any  convertible or  exchangeable  securities,  or
subscription  rights,   options  or  warrants,   or  any  proposed  dissolution,
liquidation, winding up or sale.

            13.   Notices.   All   notices,   requests,   consents   and   other
communications  hereunder  shall be in writing  and shall be deemed to have been duly made when  delivered,  or mailed by  registered or certified  mail,  return receipt requested:

            (a) If to the Holders,  Forrester  Financial,  LLC, 5 Hoefleys Lane,
Leonia, New Jersey 07605 or as shown on the books of the Company; or

            (b) If to the Company,  to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

            14.  Successors.  All the covenants and provisions of this Agreement shall be binding  upon and inure to the benefit of the  Company,  the Holder and their respective successors and assigns hereunder.

            15.  Governing Laws Submission to  Jurisdiction.  This Agreement and
each Warrant  Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of  Pennsylvania  and for all the purposes  shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing the conflicts of laws.

                        The Company and the Holder hereby agree that any action,
proceeding or claim against it arising out of, or relating in any way to, this  Agreement  shall be brought and  enforced  in the state or federal  courts
located  in  the  State  of  Pennsylvania,   and  irrevocably  submits  to  such
jurisdiction, which jurisdiction shall be exclusive. The Company, and the Holder hereby  irrevocably  waive  any  objection  to such  exclusive  jurisdiction  or inconvenient  forum.  Any such  process or summons to be served  upon any of the
Company  and the  Holder  (at the  option of the  party  bringing  such  action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the  address as set forth in Section 13  hereof.  Such  mailing  shall be deemed personal  service and shall be legal and binding upon the party so served in any action, proceeding or claim.

                                       10

            16. Entire  Agreement:  Modification.  This  Agreement  contains the entire  understanding  between  the parties  hereto with  respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party  against  whom  enforcement  of the  modification  or  amendment is sought.

            17.  Severability.  If any provision of this Agreement shall be held to be invalid or unenforceable,  such invalidity or  unenforceability  shall not affect any other provision of this Agreement.

            18. Captions. The caption headings of the Sections of this Agreement are for  convenience of reference only and are not intended,  nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

            19. Benefits of This  Agreement.  Nothing in this Agreement shall be construed  to give to any person or  corporation  other than the Company and the
Holder any legal or equitable right,  remedy or claim under this Agreement;  and this  Agreement  shall be for the sole and exclusive  benefit of the Company and the Holder.

            20.  Counterparts.  This  Agreement may be executed in any number of counterparts and each of such  counterparts  shall for all purposes be deemed to be an original,  and such counterparts shall together constitute but one and the same instrument.

                                       11

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                                    THE QUIGLEY CORPORATION

                                          By: /s/ Guy J. Quigley
                                             -----------------------------
                                                Guy J. Quigley
                                                President and CEO

Attest:

/s/ Eric H. Kaytes
Secretary:
                                          FORRESTER FINANCIAL, LLC

                                          By: /s/ Ted Karkus
                                             -----------------------------
                                               Ted Karkus
                                               Member
                                       12

                                    EXHIBIT A

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2003

No. FF-1                                                        500,000 Warrants

                              WARRANTS CERTIFICATE

            This Warrant Certificate  certifies that , Forrester Financial,  LLC or its  registered  assigns,  is the  registered  holder of 500,000  Warrants to purchase  initially,  at any time from March 7, 2002, until the earlier to occur of (i) 5:30 p.m. New York time on March 6, 2003, or (ii) the  termination of the
Consulting  Agreement  dated the date hereof  between the Company and  Forrester
Financial LLC ("Expiration  Date"), up to 500,000  fully-paid and non-assessable shares of common  stock,  par value  $.0005  per share  ("Common  Stock") of THE
QUIGLEY  CORPORATION,  a  Nevada  corporation  (the  "Company"),  at an  initial exercise price,  subject to adjustment in certain events (the "Exercise Price"), of $6.50 per share of Common Stock,  upon surrender of this Warrant  Certificate and payment of the  Exercise  Price at an office or agency of the  Company,  but subject to the conditions set forth herein and in the warrant agreement dated as of March 7, 2002 between the Company and Forrester Financial,  LLC (the "Warrant
Agreement").  Payment  of the  Exercise  Price  shall  be made by  certified  or official bank check in New York Clearing House funds payable to the order of the
Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      A-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant Agreement shall have the meanings to them in the Warrant Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 7, 2002

                                          The Quigley Corporation

                                          By:__________________________
                                                Title:

Attest:

                                      A-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert   Social   Security   or   Other
                                        Identifying Number of Holder)

                                      A-3

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
             desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto
                  (Please print name and address of transferee)

this Warrant  Certificate,  together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  ______________  Attorney, to transfer  the  within  Warrant  Certificate  on the  books  of the  within-named
Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert   Social   Security   or   other
                                        Identifying Number of Assignee)

                                      A-4

                                    EXHIBIT B

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2003

No. FF-2                                                        250,000 Warrants

                              WARRANTS CERTIFICATE

            This Warrant Certificate  certifies that , Forrester Financial,  LLC or its  registered  assigns,  is the  registered  holder of 250,000  Warrants to purchase initially, at any time from March 7, 2002 until the earlier to occur of
(i) 5:30 p.m.  New York time on March 6, 2003 , or (ii) the  termination  of the
Consulting  Agreement  dated the date hereof  between  the Company and  Forester
Financial LLC ("Expiration  Date"), up to 250,000  fully-paid and non-assessable shares of common  stock,  par value  $.0005  per share  ("Common  Stock") of THE
QUIGLEY  CORPORATION,  a  Nevada  corporation  (the  "Company"),  at an  initial exercise price,  subject to adjustment in certain events (the "Exercise Price"), of $8.50 per share of Common Stock,  upon surrender of this Warrant  Certificate and payment of the  Exercise  Price at an office or agency of the  Company,  but subject to the conditions set forth herein and in the warrant agreement dated as of March 7, 2002 between the Company and Forrester Financial,  LLC (the "Warrant
Agreement").  Payment  of the  Exercise  Price  shall  be made by  certified  or official bank check in New York Clearing House funds payable to the order of the
Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      B-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant Agreement shall have the meanings to them in the Warrant Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 7, 2002

The Quigley Corporation
                                        By:__________________________
                                               Title:

Attest:

                                      B-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert   Social   Security   or   Other
                                        Identifying Number of Holder)

                                      B-3

                              [FORM OF ASSIGNMENT]

              (To be executed by the registered  holder if such holder
               desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto
                 (Please print name and address of transferee)

this Warrant  Certificate,  together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  ______________  Attorney, to transfer  the  within  Warrant  Certificate  on the  books  of the  within-named
Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert   Social   Security   or   other
                                        Identifying Number of Assignee)

                                      B-4

                                    EXHIBIT C

                           FORM OF WARRANT CERTIFICATE

THE SECURITIES  EVIDENCED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR APPLICABLE  STATE  SECURITIES  LAWS, AND MAY NOT BE
SOLD,  PLEDGED  OR  OTHERWISE  TRANSFERRED  WITHOUT  AN  EFFECTIVE  REGISTRATION
STATEMENT  UNDER SUCH ACT OR  PURSUANT  TO AN  EXEMPTION  FROM THE  REGISTRATION
REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE  SECURITIES LAWS,  SUPPORTED BY AN
OPINION  OF  COUNSEL,   REASONABLY   SATISFACTORY  TO  THE  COMPANY,  THAT  SUCH
REGISTRATION IS NOT REQUIRED.

THE  TRANSFER OR EXCHANGE OF THE WARRANTS  REPRESENTED  BY THIS  CERTIFICATE  IS
RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                     5:30 P.M., NEW YORK TIME, MARCH 7, 2003

No. FF-3                                                        250,000 Warrants

                              WARRANTS CERTIFICATE

            This Warrant Certificate  certifies that , Forrester Financial,  LLC or its  registered  assigns,  is the  registered  holder of 250,000  Warrants to purchase initially, at any time from March 7, 2002 until the earlier to occur of
(i) 5:30 p.m.  New York time on March 6, 2003 , or (ii) the  termination  of the
Consulting  Agreement  dated the date hereof  between the Company and  Forrester
Financial LLC ("Expiration  Date"), up to 250,000  fully-paid and non-assessable shares of common  stock,  par value  $.0005  per share  ("Common  Stock") of THE
QUIGLEY  CORPORATION,  a  Nevada  corporation  (the  "Company"),  at an  initial exercise price,  subject to adjustment in certain events (the "Exercise Price"), of $11.50 per share of Common Stock, upon surrender of this Warrant  Certificate and payment of the  Exercise  Price at an office or agency of the  Company,  but subject to the conditions set forth herein and in the warrant agreement dated as of March 7, 2002 between the Company and Forrester Financial,  LLC (the "Warrant
Agreement").  Payment  of the  Exercise  Price  shall  be made by  certified  or official bank check in New York Clearing House funds payable to the order of the
Company.

            No Warrants may be exercised  after 5:30 p.m., New York time, on the
Expiration Date, at which time all Warrants  evidenced hereby,  unless exercised prior thereto, hereby shall thereafter be void.

            The Warrants  evidenced by this  Warrant  Certificate  are part of a duly  authorized  issue of Warrants  issued  pursuant to the Warrant  Agreement, which Warrant  Agreement is hereby  incorporated by reference in and made a part of this  instrument  and is hereby  referred to for a description of the rights, obligations,  duties and  immunities  thereunder  of the Company and the holders
(the words  "holders" or "holder"  meaning the registered  holders or registered holder) of the Warrants.

                                      C-1

            The Warrant  Agreement  provides that upon the occurrence of certain events the Exercise Price and the type and/or number of the Company's securities issuable  thereupon may,  subject to certain  conditions,  be adjusted.  In such event,  the Company  will,  at the  request of the  holder,  issue a new Warrant
Certificate  evidencing  the  adjustment  in the  Exercise  Price and the number and/or type of securities issuable upon the exercise of the Warrants;  provided, however,  that the failure of the Company to issue such new Warrant Certificates shall not in any way  change,  alter,  or  otherwise  impair,  the rights of the holder as set forth in the Warrant Agreement.

            Upon due  presentment  for  registration of transfer of this Warrant
Certificate at an office or agency of the Company, a new Warrant  Certificate or
Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants  shall be issued to the  transferee(s)  in exchange for this Warrant
Certificate,  subject to the  limitations  provided  herein  and in the  Warrant
Agreement,  without any charge except for any tax in other  governmental  charge imposed in connection with such transfer.

            Upon the exercise of less than all of the Warrants evidenced by this
Certificate,  the  Company  shall  forthwith  issue to the  holder  hereof a new
Warrant Certificate representing such numbered unexercised Warrants.

            The Company may deem and treat the  registered  holder(s)  hereof as the absolute owner(s) of this Warrant Certificate  (notwithstanding any notation of ownership  or other  writing  hereon made by anyone),  for the purpose of any exercise hereof,  and of any distribution to the holder(s)  hereof,  and for all other  purposes,  and the  Company  shall not be  affected  by any notice to the contrary.

            All terms used in this Warrant  Certificate which are defined in the
Warrant Agreement shall have the meanings to them in the Warrant Agreement.

            IN WITNESS WHEREOF,  the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 7, 2002

                                       The Quigley Corporation

                                       By:__________________________
                                             Title:

Attest:

                                      C-2

              [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 3]

            The  undersigned  hereby  irrevocably  elects to exercise the right, represented by this Warrant Certificate, to purchase ____ shares of Common Stock at an exercise price of $____ per share and herewith tenders in payment for such
Securities a certified or official bank check payable in New York Clearing House
Funds  to the  order  of  ___________  in the  amount  of  $___________,  all in accordance with the terms hereof.  The  undersigned  requests that a certificate for such  Securities be registered  in the name of  ___________whose  address is
___________and  that such Certificate be delivered to ___________  whose address is _______________.

                                        Signature_______________________
                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        ------------------------------
                                        (Insert   Social   Security   or   Other
                                        Identifying Number of Holder)

                                      C-3

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
              desires to transfer the Warrant Certificate.)

            FOR  VALUE  RECEIVED   ________________   here  sells,  assigns  and
transfers unto

                  (Please print name and address of transferee)

this Warrant  Certificate,  together with all right, title and interest therein, and does hereby irrevocably constitute and appoint  ______________  Attorney, to transfer  the  within  Warrant  Certificate  on the  books  of the  within-named
Company, with full power of substitution.

Dated:                                  Signature:

                                        (Signature  must conform in all respects
                                        to name of  holder as  specified  on the
                                        face of the Warrant Certificate.)

                                        (Insert   Social   Security   or   other
                                        Identifying Number of Assignee)

                                      C-4